UNITED STATES
 SECURITIES AND EXCHANGE COMMISSION
 WASHINGTON, D.C. 20549

FORM 8-K

Current Report
Pursuant To Section 13 Or 15(d) Of The Securities Exchange Act Of 1934

Date of Report (Date of earliest event reported): March 18, 2004

   Winnebago Industries, Inc.
(Exact Name of Registrant as Specified in Charter)

IOWA (State of Incorporation)	001-06403 (Commission File Number)	42-0802678 (IRS Employer Identification No.)

P.O. BOX 152 Forest City, Iowa 50436 (Address of Principal Executive Offices) (Zip Code) Registrant's telephone number, including area code: 641-585-3535

ITEM 7.    Financial Statements and Exhibits

        The following exhibits are included herein:

        Ex.99.1   Press Release of Winnebago Industries, Inc. issued on March 18, 2004

ITEM 12.    Results of Operations and Financial Condition

        Winnebago Industries, Inc. (Winnebago) is filing herewith a press release issued on March 18, 2004 as Exhibit 99.1 which is included herein. The press release was issued to report second quarter of fiscal 2004 earnings.

SIGNATURES

        Pursuant to the requirements of Section 12 of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: March 18, 2004

By: /s/ Bruce D. Hertzke
Name: Bruce D. Hertzke
Title: Chief Executive Officer

EXHIBIT INDEX

Exhibit Number	Description
99.1	Press release of Winnebago Industries, Inc. dated March 18, 2004.